Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments and Contingencies
16.	COMMITMENTS AND CONTINGENCIES
Commitments
The following table sets forth the Group’s commitments as of December 31, 2023 (in thousands):

	2024	2025	2026	2027	2028	Thereafter	Total Payments Required
Royalties and expenditures for licensed content of games	$15,224	1,412	1,059	0	0	0	17,695
Purchase of content and services	8,029	290	23	0	0	0	8,342
Purchase of bandwidth	7,021	40	14	8	0	0	7,083
Operating lease obligations	3,512	1,083	981	0	0	0	5,576
Others	295	0	0	0	0	0	295

Total Payments Required	$34,081	2,825	2,077	8	0	0	38,991

Litigation
The Sohu Group is a party to various litigation matters which it considers routine and incidental to its business. The Sohu Group records a liability when the likelihood of an unfavorable outcome is probable and the amount of loss can be reasonably estimated. The Sohu Group evaluates, on a regular basis, developments in litigation matters that could affect the amount of liability that has been previously accrued and makes adjustments as appropriate. Management believes that the total liabilities to the Sohu Group that may arise as a result of currently pending legal proceedings will not have a material adverse effect on the Group’s business, results of operations, financial condition and cash flows. As of December 31, 2023, Sohu and Changyou had no significant litigation contingencies.
Chinese Mainland Laws and Regulations
The Chinese mainland market in which the Sohu Group operates poses certain macro-economic and regulatory risks and uncertainties. These uncertainties extend to the ability to operate an Internet business and to conduct brand advertising, online game, and other services in the Chinese mainland. The economy of the Chinese mainland has historically been a planned economy subject to governmental plans and quotas and has, in certain aspects, been transitioning to a more market-oriented economy. In addition, the telecommunication, information, and media industries remain highly regulated. Restrictions are currently in place and are unclear with respect to which segments of these industries foreign-owned entities, like the Sohu Group, may operate. Regulatory authorities in the Chinese mainland may issue new laws or new interpretations of existing laws to regulate areas such as telecommunication, information, and media. The Sohu Group’s legal structure and scope of operations in the Chinese mainland could be subject to restrictions, which could result in limits on its ability to conduct business in the Chinese mainland. Certain risks related to Chinese mainland law that could affect the Sohu Group’s VIE structure are discussed in Note 17 - VIEs.

Regulatory risks also encompass interpretation by tax authorities in the Chinese mainland of current tax law, including the applicability of certain preferential tax treatments.
The Sohu Group’s sales, purchase and expense transactions are generally denominated in RMB and a significant portion of its assets and liabilities are denominated in RMB. The RMB is not freely convertible into foreign currencies. In the Chinese mainland, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB by its subsidiaries in the Chinese mainland may require certain supporting documentation in order to effect the remittance.